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                                   EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports dated March 6, 2002 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements, Registration Nos. 33-43105, 33-51954, 333-36633, 333-36661, 333-36725, 333-46974 and 333-65120.


                                      /s/ Arthur Andersen LLP


Philadelphia, PA
  April 30, 2002